                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2001

                          RELIABLE POWER SYSTEMS, INC.
                                      F/K/A
                        DENCOR ENERGY COST CONTROLS, INC.
               (Exact name of registrant as specified in charter)


             COLORADO                     0-9255                  84-0658020
   (State or other jurisdiction       (Commission File          (IRS Employer
of incorporation or organization)         Number)            Identification No.)



                                 1450 WEST EVANS
                             DENVER, COLORADO 80223
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 922-1888

Item 7.  Financial Statements.

         The pro forma financial statements contained in the 10KSB/A filed on March 20, 2001 are incorporated herein by this reference.


                          INDEX TO FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           ----
Independent Auditors' Report                                                F-2

Financial Statements:

     Balance Sheets                                                         F-3

     Statements of Operations                                               F-4

     Statement of Changes in Stockholder's Equity (Deficit)                 F-5

     Statements of Cash Flows                                               F-6

Notes to Financial Statements                                               F-7

                                 AJ. ROBBINS, PC
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS
                              3033 EAST 1ST AVENUE
                                    SUITE 201
                             DENVER, COLORADO 80206

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
RELIABLE POWER SYSTEMS, INC.
SEDALIA, COLORADO

We have audited the accompanying balance sheets of Reliable Power Systems, Inc. (a development stage company) as of February 7, 2001 and December 31, 2000, and the related statements of operations, changes in stockholder's equity (deficit), and cash flows for the periods from January 1, 2001 to February 7, 2001, from July 6, 2000 (inception) to December 31, 2000 and from July 6, 2000 (inception) to February 7, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reliable Power Systems, Inc. as of February 7, 2001 and December 31, 2000, and the results of its operations and its cash flows for the periods from January 1, 2001 to February 7, 2001, from July 6, 2000 (inception) to December 31, 2000 and from July 6, 2000 (inception) to February 7, 2001, in conformity with generally accepted accounting principles.

                                           AJ. ROBBINS, PC
                                               CERTIFIED PUBLIC ACCOUNTANTS
                                                   AND CONSULTANTS

DENVER, COLORADO
APRIL 5, 2001

                          RELIABLE POWER SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                     FEBRUARY 7, 2001 AND DECEMBER 31, 2000


                                     ASSETS

                                                                 FEBRUARY 7,  DECEMBER 31,
                                                                    2001          2000
                                                                 -----------  ------------
CURRENT ASSETS:
     Cash                                                         $ 301,757    $      --
                                                                  =========    =========



                 LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES:
     Accounts payable                                             $   7,630    $   1,170
     Accrued expenses                                                   231           --
                                                                  ---------    ---------

                                                                      7,861        1,170
                                                                  ---------    ---------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY (DEFICIT):
     Preferred stock, no par value, 10,000,000 shares
        authorized, none issued                                          --           --
     Common stock, no par value, 50,000,000 shares
        authorized, 1,990 shares  issued and
        outstanding                                                     259          259
     Stock subscription receivable                                       --         (259)
     Additional paid in capital                                     319,741           --
     (Deficit) accumulated during the development stage             (26,104)      (1,170)
                                                                  ---------    ---------

                  Total Stockholder's Equity (Deficit)              293,896       (1,170)
                                                                  ---------    ---------

                                                                  $ 301,757    $      --
                                                                  =========    =========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          RELIABLE POWER SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS


                                        FOR THE PERIOD   FOR THE PERIOD     CUMULATIVE
                                            FROM             FROM              FROM
                                          JANUARY 1,     JULY 6, 2000       JULY 6, 2000
                                           2001 TO       (INCEPTION) TO    (INCEPTION) TO
                                         FEBRUARY 7,      DECEMBER 31,       FEBRUARY 7,
                                             2001            2000              2001
                                        --------------   --------------    ------------
REVENUE                                    $     --         $     --         $     --
                                           --------         --------         --------

EXPENSES, general and administrative         24,934            1,170           26,104
                                           --------         --------         --------

               Total Expenses                24,934            1,170           26,104
                                           --------         --------         --------

NET (LOSS)                                 $(24,934)        $ (1,170)        $(26,104)
                                           ========         ========         ========

NET (LOSS) PER COMMON SHARE - BASIC        $ (12.53)        $   (.59)
                                           ========         ========
WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING                  1,990            1,990
                                           ========         ========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          RELIABLE POWER SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
             STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT)
                  FOR THE PERIOD FROM JULY 6, 2000 (INCEPTION)
                               TO FEBRUARY 7, 2001

                                                                                                  (DEFICIT)
                                                                                                 ACCUMULATED
                                               COMMON STOCK         ADDITIONAL       STOCK        DURING THE
                                         -----------------------      PAID-IN     SUBSCRIPTION   DEVELOPMENT
                                           SHARES       AMOUNT        CAPITAL      RECEIVABLE       STAGE           TOTAL
                                         ---------     ---------    ----------    ------------   ------------    --------

BALANCES, JULY 6, 2000                          --     $      --     $      --     $      --      $      --      $      --

   Issuance of stock for subscription
      receivable July 6, 2000                1,990           259            --          (259)            --             --

   Net (loss)                                   --            --            --            --         (1,170)        (1,170)
                                         ---------     ---------     ---------     ---------      ---------      ---------

BALANCES, DECEMBER 31, 2000                  1,990           259            --          (259)        (1,170)        (1,170)
                                         ---------     ---------     ---------     ---------      ---------      ---------

   Contributed capital                          --            --       319,741            --             --        319,741

   Payment for stock subscription               --            --            --           259             --            259

   Net (loss)                                   --            --            --            --        (24,934)       (24,934)
                                         ---------     ---------     ---------     ---------      ---------      ---------

BALANCES, FEBRUARY 7, 2001                   1,990     $     259     $ 319,741     $      --      $ (26,104)     $ 293,896
                                         =========     =========     =========     =========      =========      =========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          RELIABLE POWER SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS

                                                                FOR THE PERIOD  FOR THE PERIOD    CUMULATIVE
                                                                    FROM            FROM             FROM
                                                                  JANUARY 1,    JULY 6, 2000     JULY 6, 2000
                                                                   2001 TO      (INCEPTION) TO  (INCEPTION) TO
                                                                  FEBRUARY 7,    DECEMBER 31,    FEBRUARY 7,
                                                                     2001           2000            2001
                                                                --------------  --------------  --------------
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
     Net (loss) from operations                                    $ (24,934)     $  (1,170)     $ (26,104)
     Adjustments to reconcile net (loss) to net cash (used) by
      operating activities:
        Changes in:
         Accounts payable                                              6,460          1,170          7,630
         Accrued expenses                                                231             --            231
                                                                   ---------      ---------      ---------

                  Net Cash (Used) by Operating Activities            (18,243)            --        (18,243)
                                                                   ---------      ---------      ---------

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
     Collection of stock subscription receivable                         259             --            259
     Contributed capital                                             319,741             --        319,741
                                                                   ---------      ---------      ---------

                  Net Cash Provided by Financing Activities          320,000             --        320,000
                                                                   ---------      ---------      ---------

NET INCREASE IN CASH                                                 301,757             --        301,757

CASH, beginning of period                                                 --             --             --
                                                                   ---------      ---------      ---------

CASH, end of period                                                $ 301,757      $      --      $ 301,757
                                                                   =========      =========      =========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          RELIABLE POWER SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

HISTORY

Reliable Power Systems, Inc. (the Company) a development stage company, was organized under the laws of the State of Colorado on July 6, 2000 under the name of DHW Industries, Inc. On October 11, 2000 DHW Industries changed its name to Reliable Power Systems, Inc. The Company is in the development stage as defined in Financial Accounting Standards Board Statement No. 7. The Company's year end is December 31.

On February 7, 2001 the Company was acquired by Dencor Energy Cost Controls, Inc. (Dencor). Following the acquisition, Dencor began operating under the name Reliable Power Systems, Inc. For financial reporting purposes, the acquisition will be treated as a reverse acquisition, whereby the Company is treated as the accounting acquirer reporting under the name of Dencor Energy Cost Controls, Inc. (d.b.a. Reliable Power Systems). (See Note 4)

ACTIVITY

The Company is a provider of quality power generation systems and energy management technology. The Company's strategy is to increase revenues through strategic acquisitions.

MANAGEMENT'S PLANS

The Company was devoting its efforts to locating merger candidates. The Company commenced operations as a result of the Dencor acquisition with a base of revenues and is further supported under a revolving line of credit bearing interest at 10% from its majority stockholder.

INCOME TAXES

The Company uses the liability method of accounting for income taxes pursuant to Statement of Financial Accounting Standards No. 109. Under this method, deferred income taxes are recorded to reflect the tax consequences in future years of temporary differences between the tax basis of the assets and liabilities and their financial amounts at year end.

The Company had a net operating loss carryforward of approximately $1,170, expiring in 2020 as of December 31, 2000. Since it is more likely than not that the Company will not utilize the net operating loss in the near term, a valuation allowance equal to the deferred tax asset, which consisted primarily of the net operating loss carryforwards, has been provided.

CASH EQUIVALENTS

For purposes of reporting cash flows, the Company considers all short term, interest bearing deposits with original maturities of three months or less to be cash equivalents.

                          RELIABLE POWER SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STOCK-BASED COMPENSATION

The Company intends to account for stock based compensation in accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (SFAS No. 123). Under the provisions of SFAS No. 123, companies can either measure the compensation cost of equity instruments issued under employee compensation plans using a fair value based method, or can continue to recognize compensation cost using the intrinsic value method under the provisions of APB No. 25. However, if the provisions of APB No. 25 are continued, proforma disclosures of net income or loss and earnings or loss per share must be presented in the financial statements as if the fair value method had been applied. The Company will recognize compensation costs under the provisions of APB No. 25 and provides the expanded disclosure required by SFAS No. 123.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In 1999 the FASB issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. The adoption by the Company of Statement 133 did not impact the Company's financial statements.

The Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin
(SAB) 101, Revenue Recognition in Financial Statements, in December 1999. The SAB summarizes certain of the SEC staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. In June 2000, the SEC issued SAB 101B, which delays the implementation date of SAB 101 until no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company does not believe that adoption of this SAB will have a material impact on its financial statements.

EARNINGS (LOSS) PER COMMON SHARE

During 1997 the Financial Accounting Standard Board (FASB) issued Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS 128). SFAS 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Basic earnings (loss) per common share is computed based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share consists of the weighted average number of common shares outstanding plus the dilutive effects of options and warrants calculated using the treasury stock method. In loss periods, dilutive common equivalent shares are excluded, as the effect would be anti-dilutive.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and assumptions.

                          RELIABLE POWER SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - STOCKHOLDER'S EQUITY

During 2000, the Company issued for a $259 stock subscription receivable, 1,990 shares of its no par value common stock to its Chief Executive Officer. The $259 was paid in January 2001 and an additional $319,741 was contributed.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

EMPLOYMENT AGREEMENTS

Subsequent to February 7, 2001, the Company entered into employment agreements with four executives, which include salaries ranging from $70,000 to $170,000 per year. The Company has agreed to, subject to approval of a proposed incentive plan by the Company's stockholders grant options to purchase shares of Dencor's common stock.

CAPITAL LEASE

In March 2001, the Company entered into a lease agreement for a phone system. The Company will pay 13 monthly payments of $515 and will own the equipment at the end of the lease.

OPERATING LEASE

In March 2001, the Company entered into a three month lease for office space at a rate of $2,712 per month. The lease will be monthly at the expiration of the term. Management of the Company is in negotiations for new facilities.

NOTE 4 - SUBSEQUENT EVENTS

NOTE RECEIVABLE

Subsequent to February 7, 2001, in connection with the employment agreement with the Company's Chief Technology Officer, the Company loaned the officer $50,000 in the form of a non-interest bearing note. The note is due in February 2002, but will be forgiven if the employee remains employed by the Company in February 2002.

ACQUISITION

On February 7, 2001, the Company was acquired by Denmer Corporation, a wholly owned subsidiary of Dencor. The Company exchanged all of its issued and outstanding common stock for 12,600,000 shares of Dencor's common stock and 3,348,000 shares of Dencor's Company's Series A voting convertible preferred stock. Each share of the Series A preferred stock is convertible into 50 shares of common stock and is entitled to 50 votes. Due to the fact that following the acquisition, the stockholder of Reliable Power Systems will be in control of the combined entity, the acquisition is accounted for as though the Company is the accounting acquirer and the acquisition is treated as a reverse acquisition for accounting purposes.

                          RELIABLE POWER SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4 - SUBSEQUENT EVENTS (CONTINUED)

It is the intention of the Company to seek the approval of Dencor's stockholders to ratify the merger agreement, effectuate a 1 for 18 reverse stock split of Dencor common stock, decrease the authorized common stock of Dencor to 65,000,000 shares and increase the authorized preferred stock of Dencor to 15,000,000 shares, change the name of Dencor to Reliable Power Systems, Inc. and approve the equity incentive plan.


         Reference is made to the Company's financial statements, including the proforma statements contained therein, for the year ended December 31, 2000 included in Form 10K-SB/A as filed on March 20, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 13, 2001                                /s/ Thomas J. Wiens
                                              ----------------------------------
                                                         (Signature)

                                              Thomas J. Wiens
                                              Chairman and CEO